Exhibit 10.12

CONTINUING CONTRACT OF GUARANTY

WHEREAS, ACCENTIA PHARMACEUTICALS, INC., a Florida corporation (hereinafter referred to as “Borrower”), is presently indebted or obligated to MISSOURI STATE BANK AND TRUST COMPANY (hereinafter referred to as “Lender”), for a certain revolving credit loan in an amount not to exceed Three Million and No/100 Dollars ($3,000,000.00) (the “Loan”);

WHEREAS, the undersigned (each hereinafter referred to as “Guarantor”), has a direct financial interest in the Borrower, and will benefit financially from the Loan; and

WHEREAS, to induce Lender to extend credit to Borrower, Guarantor has agreed to guaranty the credit of Borrower pursuant to and in strict accordance with the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the sum of $1.00 paid by Lender to Guarantor and/or the extension of credit to Borrower by Lender and other good and valuable considerations, receipt of which is hereby acknowledged, it is agreed as follows:

1. Guarantor does hereby for itself and its successors and assigns, unconditionally guaranty on a continuing basis to Lender, its successors and assigns, the prompt, faithful and full payment, when due, of the Loan owing by Borrower to Lender, evidenced by one or more promissory notes, guaranties or other instruments dated of even date herewith, together with any and all renewals, extensions and modifications thereof (hereinafter collectively referred to as “Liabilities” or, in the singular, “Liability”), which Liabilities are secured by certain collateral, all as described in that certain Revolving Credit Agreement of even date herewith between Borrower and Lender (the “Credit Agreement”).

2. Guarantor shall, upon demand, when due or matured in accordance with the provisions of any instrument or document executed by Borrower in connection with the Liabilities, pay to Lender, its successors and assigns, the amount of any Liability, irrespective of the validity, regularity or enforceability of any instrument or writing evidencing such Liability or of the Liability itself, said payment to be made upon the maturity of such Liability or at any earlier time by reason of Lender’s power of acceleration and if the Liability is secured, said payment shall be made irrespective of the validity, regularity or enforceability of any instrument or writing evidencing such security or of the security itself and it shall not be necessary for Lender to resort to such security before enforcing Guarantor’s liability hereunder. Demand may be made upon Guarantor for the enforcement of this guaranty without the necessity of action at any time by Lender against Borrower. Any action taken by Lender against Borrower, including foreclosure of any security held by Lender, shall in no event be considered a waiver of any rights against Guarantor under this guaranty and Lender shall, at its sole discretion, have the right at any time to discontinue any action or proceedings against Borrower and require full payment by Guarantor of the Liabilities together with attorney’s fees, cost of the proceedings and court costs. Any recovery by Lender against Borrower, whether by settlement, execution or foreclosure of collateral, shall be credited against Guarantor’s liability hereunder, it being however agreed that a compromise and settlement of any Liability shall, in no sense, compromise or settle Guarantor’s liability hereunder, but Guarantor shall continue to be liable for any difference between the full amount of Liabilities and the net proceeds of any amounts realized by Lender from Borrower.

3. Guarantor does hereby waive presentment of any instrument, demand for payment, protest and notice of non-payment and Guarantor waives all rights arising out of any statute now existing or hereafter enacted with respect to suretyship and which may otherwise require Lender at any time to take legal action against Borrower. Guarantor does hereby waive notice of the acceptance of this guaranty and notice of any Liability contracted or incurred by Borrower.

4. Lender may, without notice to Guarantor, renew, extend, modify or otherwise change the time for payment of, or otherwise change the terms (including the rate of interest) of any Loans or indebtedness of Borrower forming part of the Liabilities and may from time to time at its own discretion, without notice to Guarantor, release, substitute, diminish or exchange any security or securities, property or chooses in action held by it as collateral in connection with any Liability without in any way affecting Guarantor’s obligation hereunder.

5. This guaranty shall continue in full force and be binding upon Guarantor and Lender may continue to act in reliance hereon until the actual receipt by an officer of Lender of written notice from Guarantor not to give further accommodation hereunder. However, notwithstanding receipt of such notice by Lender, this guaranty shall so continue in full force and effect with respect to any Loans or advances Lender has committed or is otherwise obligated to make to or for the account of Borrower arising out of a commitment or obligation existing at the time of receipt of such notice of termination. Furthermore, Lender may renew, extend or otherwise modify any Loans or indebtedness of Borrower forming part of the Liabilities after receipt of such notice of termination without affecting the obligations of Guarantor hereunder (except to the extent that the principal amount of any indebtedness is increased, but in such an instance the obligations of Guarantor hereunder shall remain in full force and effect except for the increased amount of the Liabilities).

6. Guarantor does hereby give and grant unto Lender, as security for Guarantor’s liability and obligations hereunder, a security interest in, a lien on and an express contractual right to set off against all depository account balances, cash and any other property of the Guarantor (excluding trust accounts) now or hereafter in the possession of the Lender and the right to refuse to allow withdrawals from any non-trust account (collectively “Setoff”). The Lender may, at any time upon the occurrence of an Event of Default under the Credit Agreement setoff against the Liabilities whether or not the Liabilities (including future installments) are then due or have been accelerated, all without any advance or contemporaneous notice or demand of any kind to the Guarantor, such notice and demand being expressly waived.

7. The word Guarantor, as used herein, shall designate one or more Guarantors. In the event that more than one Guarantor is a party to these presents, the liability of each Guarantor shall be joint and several, each Guarantor to be fully liable hereunder irrespective of the death, incapacity or other disqualification of the other Guarantor or Guarantors and Lender may proceed against one or less than all of the Guarantors, such proceeding not being deemed an election, and Lender may, at any time thereafter in the event full payment has not been realized, proceed against the other Guarantor or Guarantors. Lender may release any Guarantor hereon or any other surety of Borrower without affecting the liability hereunder of any Guarantor not released by Lender.

8. Guarantor will not exercise any rights which Guarantor may acquire by way of subrogation under this guaranty, by any payment made hereunder or otherwise, until all of the Liabilities shall have been paid in full and Lender shall be under no duty to extend credit to or for the benefit of Borrower. If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Liabilities shall not have been paid in full, such amount(s) shall be held in trust for the sole benefit of Lender and shall forthwith be paid to Lender to be applied to the Liabilities, whether matured or unmatured, in accordance with the terms of any documents, instruments or agreements given by Borrower to the Lender evidencing or relating to the Liabilities.

9. This guaranty shall continue to be effective or be reinstated, as the case may be, if (i) at any time any payment of any of the Liabilities is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or otherwise, all as though such payment had not been made, or (ii) this guaranty is released or the liability of Guarantor hereunder is reduced in consideration of a payment of money or transfer of property or grant of a security interest by the Guarantor or any other person or entity and such payment, transfer or grant is rescinded or must otherwise be returned by the Lender upon the insolvency, bankruptcy or reorganization of such person or entity or otherwise, all as though such payment, transfer or grant had not been made.

10. If any provision of this guaranty or the application thereof in any jurisdiction and/or to any person, entity or circumstance shall be invalid or unenforceable to any extent, the remainder of this guaranty and the application of such provisions in such jurisdiction and/or to other persons, entities or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law in any other jurisdiction and/or to any other persons, entities or circumstances. This Continuing Contract of Guaranty is a Missouri contract and shall be governed by and construed according to the laws of the State of Missouri.

11. If Lender presently holds one or more guaranties from Guarantor or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This guaranty shall not affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this guaranty and any other unterminated guaranties.

12. The liability of Guarantor in all cases shall extend to and shall also include all costs incurred by the Lender in enforcing this guaranty, including reasonable attorney’s fees and court costs.

13. Any payment of a Liability made by Borrower or another guarantor shall be credited against Guarantor’s liabilities hereunder, it being agreed, however, that a compromise and settlement of any Liability shall, in no sense, compromise or settle Guarantor’s liabilities hereunder, but Guarantor shall continue to be liable for any difference between the full amount of Liabilities and the net proceeds of any amounts paid by any other party.

14.	Each “Entity Guarantor” (as that term is hereinafter defined) hereby represents and warrants to Lender that:

a. It (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (ii) has all requisite corporate or other powers required to carry on its business as now conducted; (iii) has all requisite governmental and regulatory licenses, authorizations, consents and approvals required to carry on its business as now conducted, except such licenses, authorizations, consents and approvals the failure to have could not reasonably be expected to have a “Material Adverse Effect” (as that term is hereinafter defined); and (iv) is qualified to transact business as a foreign corporation (or applicable other entity) in, and is in good standing under the laws of, all jurisdictions in which it is required by applicable law to maintain such qualification and good standing except for those states in which the failure to qualify or maintain good standing could not reasonably be expected to have a Material Adverse Effect.

b. The execution, delivery and performance by Guarantor of this Guaranty is within its powers and has been duly authorized by all necessary corporate or other action.

c. This Guaranty has been executed contemporaneously with or prior to the execution of this Agreement, has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligations of such Guarantor enforceable in accordance with its respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency or other similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

d. It has furnished Lender with the following financial statements (i) balance sheets and statements of income, retained earnings and cash flows of such party as of and for the fiscal year ended             , 20    , all certified by the independent certified public accountant of such party, which financial statements have been prepared in accordance with GAAP consistently applied; and (ii) unaudited balance sheets and statements of income, retained earnings and cash flows of such party as of and for the month ended             , 20    , certified by the chief financial officer of such party as being true, correct and complete in all material respects and that such financial statements have been prepared in accordance with GAAP consistently applied. It hereby represents and warrants to Lender that (i) said financial statements fairly present the condition of such party as of the dates thereof, (ii) there has been no material adverse change in the condition or operation, financial or otherwise, of such party from the condition or operation, financial or otherwise, of such party set forth in the information furnished as of             ,             , and (iii) it has no direct or contingent liabilities which were not disclosed on said financial statements or the notes thereto (to the extent such disclosure is required by GAAP).

e. Except as otherwise disclosed, there is no action or proceeding pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor before any court, arbitrator or any governmental, regulatory or administrative body, agency, instrumentality, authority or official which, if determined adversely against Guarantor, could reasonably be expected to have a Material Adverse Effect. It is not in default with respect to any order, writ, injunction, decision or decree of any court, arbitrator or any governmental, regulatory or administrative body, agency, instrumentality, authority or official, a default under which could reasonably be expected to have a Material Adverse Effect. There are no outstanding judgments against it.

f. Its Pension Plan and Welfare Plan complies in all material respects with ERISA and all other applicable statutes and governmental and regulatory rules and regulations; no Reportable Event has occurred and is continuing with respect to any Pension Plan; neither it nor any ERISA Affiliate has withdrawn from any Multi-Employer Plan in a “complete withdrawal” or a “partial withdrawal” as defined in Sections 4203 or 4205 of ERISA, respectively; neither it nor any ERISA Affiliate has entered into an agreement pursuant to Section 4204 of ERISA; neither it nor any ERISA Affiliate has any withdrawal liability with respect to a Multi-Employer Plan; no steps have been instituted by it or any ERISA Affiliate to terminate any defined benefit Pension Plan; no condition exists or event or transaction has occurred in connection with any Pension Plan, any Pension Plan that is subject to Section 302 of ERISA, Multi-Employer Plan or Welfare Plan which could result in the incurrence by it or any ERISA Affiliate of any material liability, fine or penalty; and neither it nor any ERISA Affiliate is a “contributing sponsor” as defined in Section 4001(a)(13) of ERISA of a “single-employer plan” as defined in Section 4001(a)(15) of ERISA which has two or more contributing sponsors at least two of whom are not under common control. Except as disclosed on its financial statements, neither it nor any ERISA Affiliate has any unfunded liability with respect to any Welfare Plan.

g. It has filed all Federal, state, local and other income and other tax returns which are required to be filed and has paid all taxes which have become due and payable pursuant to such returns and all other taxes, assessments, fees and other governmental charges upon it, and upon its Properties, income and franchises which have become due and payable by it, except those wherein the amount, applicability or validity are being contested by it, by appropriate proceedings being diligently conducted in good faith and in respect of which adequate reserves in accordance with GAAP have been established. There is no asserted or assessed tax deficiency against it which, if determined adversely against it, could reasonably be expected to have a Material Adverse Effect.

h. It has no subsidiary other than those identified to Lender.

i. It is not a party to any contract, agreement, document or instrument or subject to any charter or other corporate restriction which could reasonably be expected to have a Material Adverse Effect and which is not disclosed on the financial statements heretofore submitted to Lender; neither the execution and delivery of the Guaranty, the consummation of the transactions therein contemplated or the compliance with the provisions thereof by it will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on it, or any of the provisions of its organizational documents or any of the provisions of any indenture, agreement, document, instrument or undertaking to which it is a party or subject, or by which it or any of its Property is bound, or conflict with or constitute a default thereunder or result in the creation or imposition of any lien pursuant to the terms of any such indenture, agreement, document, instrument or undertaking. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental, regulatory, administrative or public body or authority, or any subdivision thereof, or any other person is required to authorize, or is required in connection with, the execution, delivery or performance of, or the legality, validity, binding effect or enforceability of the Guaranty.

j. It is in compliance with the Multi-Employer Pension Plan Amendments Act of 1980, as amended (“MEPPAA”), and has no liability for pension contributions pursuant to MEPPAA.

k. It is not an “investment company” as that term is defined in, and is not otherwise subject to regulation under, the Investment Company Act of 1940, as amended. It is not a “holding company” as that term is defined in, and is not otherwise subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

l. (i) The operations of Guarantor comply with all applicable Environmental Laws and all applicable Occupational Safety and Health Laws, the violation or noncompliance with which could reasonably be expected to have a Material Adverse Effect; (ii) none of the operations of Guarantor is subject to any Environmental Claim or any judicial, governmental, regulatory or administrative proceeding alleging the violation of any Occupational Safety and Health Law, which, if determined adversely against Guarantor, could reasonably be expected to have a Material Adverse Effect; (iii) none of the operations of Guarantor is the subject of any Federal or state investigation evaluating whether any remedial action is needed to respond to any Release of Hazardous Substances or any unsafe or unhealthful condition at any premises owned, leased or operated by Guarantor, which, if determined adversely to Guarantor, could reasonably be expected to have a Material Adverse Effect; (iv) Guarantor has not filed any notice under any Environmental Law or Occupational Safety and Health Law indicating or reporting (A) any past or present spillage, leakage or Release into the environment of, or treatment, storage or disposal of, any Hazardous Substance or (B) any unsafe or unhealthful condition at any premises owned, leased or operated by Borrower or any Subsidiary; and (v) Guarantor has no material contingent liability in connection with (A) any spillage, disposal or Release into the environment of, or otherwise with respect to, any Hazardous Substances or (B) any unsafe or unhealthful condition at any premises owned, leased or operated by Guarantor.

For purposes of this Section 14, “Entity Guarantor” means TEAMM Pharmaceuticals, Inc. or Hopkins Capital Group, L.L.C. or MOAB Investments, L.P. and “Material Adverse Effect” shall mean (a) a material adverse effect on the Properties, assets, liabilities, business, operations, prospects, income or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, (b) material impairment of Borrower’s ability to perform any of its obligations under this Agreement, the Note, or any of the other Loan Documents or (c) material impairment of the enforceability of the rights of, or benefits available to, the Lender under this Agreement, the Note, or any of the other Loan Documents.

15. Each “Individual Guarantor” (as that term is hereinafter defined) will deliver to Lender on or before January 30, 2006, and on or before each January 30th thereafter during the term hereof, a financial statement on Lender’s form and copies of such Individual Guarantor’s

State and Federal tax forms for such tax year when filed. For purposes of this Section 15, “Individual Guarantors” means Francis O’Donnell, Jr., The Francis E. O’Donnell, Jr. Irrevocable Trust Number 1 dated May 25, 1990, Dennis Ryll and Steven Stogel.

16. Notwithstanding anything contained herein to the contrary, Lender hereby agrees that the obligations of Steven Stogel hereunder shall not exceed the sum of Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00).

IN WITNESS THEREOF, this instrument has been duly executed by the undersigned this              day of December, 2005.

THE INDIVIDUAL GUARANTORS

Francis O’Donnell, Jr.

Kathleen M. O’Donnell, as trustee, and not
Individually, of The Francis E. O’Donnell, Jr.
Irrevocable Trust Number 1 dated May 25, 1990

Dennis Ryll

Steven Stogel

THE ENTITY GUARANTORS

TEAMM Pharmaceuticals, Inc.

By:
Name:
Title:

Hopkins Capital Group, L.L.C.

By:
Name:
Title:

MOAB Investments, L.P.

By:	MOAB Management Company, Inc.,
its General Partner

By:
Name:
Title:

STATE OF MISSOURI             )

                                           ) ss.

CITY OF ST. LOUIS )

On this      day of             , 2005, before me personally appeared Francis O’Donnell, Jr., to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public

My commission expires:

STATE OF                          )

                                   ) ss.

OF )

On this      day of             , 2005, before me personally appeared Kathleen M. O’Donnell, as trustee, and not individually, of The Francis E. O’Donnell, Jr. Irrevocable Trust No. 1 dated May 25, 1990, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public

My commission expires:

STATE OF MISSOURI	)
) ss.
CITY OF ST. LOUIS	)

On this      day of             , 2005, before me personally appeared Dennis Ryll, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public

My commission expires:

STATE OF MISSOURI	)
) ss.
CITY OF ST. LOUIS	)

On this      day of             , 2005, before me personally appeared Steven Stogel, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same as his free act and deed.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the County and State aforesaid, the day and year first above written.

Notary Public

My commission expires:

STATE OF MISSOURI	)
) ss.
CITY OF ST. LOUIS	)

On this      day of             , 2005, before me appeared             , to me personally known, who, being by me duly sworn did say that he is the              of TEAMM Pharmaceuticals, Inc., a Florida corporation, and that said instrument was signed on behalf of said corporation by authority of its Board of Directors, and said              acknowledged said instrument to be the free act and deed of said corporation.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid the day and year first above written.

Notary Public

My commission expires:

STATE OF MISSOURI	)
) ss.
CITY OF ST. LOUIS	)

On this      day of             , 2005, before me appeared             , to me personally known, who, being by me duly sworn did say that he is the              of Hopkins Capital Group, LLC, a              limited liability company, and that said instrument was signed on behalf of said limited liability company by authority of its Member, and said              acknowledged said instrument to be the free act and deed of said limited liability company.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid the day and year first above written.

Notary Public

My commission expires:

STATE OF MISSOURI	)
) ss.
CITY OF ST. LOUIS	)

On this      day of             , 2005, before me appeared             , to me personally known, who, being by me duly sworn did say that he is the              of MOAB Management Company, Inc., a Missouri corporation which is the general partner of MOAB Investments, L.P., a Missouri limited partnership, and that said instrument was signed on behalf of said limited partnership by authority of its general partner, and said              acknowledged said instrument to be the free act and deed of said limited partnership.

IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal in the City and State aforesaid the day and year first above written.

Notary Public

My commission expires: